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EXHIBIT 4.1

   COMMON STOCK                DigitalWork.com, Inc          COMMON STOCK
                                     Logo

   ------------                                              ------------
      NUMBER                                                    SHARES
   ------------                                              ------------
 INCORPORATED UNDER                                    SEE REVERSE FOR CERTAIN
THE LAWS OF DELAWARE                                DEFINITIONS AND RESTRICTIONS

                                                    CUSIP


THIS CERTIFIES THAT



IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.005 PAR VALUE, OF =============================DigitalWork.com, Inc.==============================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                       DigitalWork.com, Inc
                                   CORPORATE
                                     SEAL
          SECRETARY                DELAWARE                     President

Countersigned and Registered:

                              Chase Mellon Shareholder Savings LLP
                              TRANSFER AGENT AND REGISTRAR

BY

                         AUTHORIZED SIGNATURE
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                             DigitalWork.com, Inc

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM-   as tenants in common                     UNIF GIFT MIN ACT. ______________Custodian_________________
                                                                                 (Cust)                    (Minor)
          TEN ENT-   as tenants by the entireties

           JT TEN-   as joint tenants with                                       under Uniform Gifts to Minors
                     right of survivorship and
                     not as tenants in common                                    Act_____________________________________
                                                                                               (State)

                            Additional abbreviations may also be used though not in the above list.

  For Value Received, _______________________________________________ hereby sell, assign and transfer unto.

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------
_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________
                                      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________________________________________________________________________________________________

                                                                    X ___________________________________________________
                                                                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                                      CORRESPOND WITH THE NAME(S) WRITTEN UPON THE FACE
                                                                      OF THE CERTIFICATE, IN EVERY PART CLEAR WITHOUT
                                                                      ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED: ________________________________________________________________
                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                      INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                      AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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This certificate also evidences and entitles the holder hereof to certain rights
(the "Rights") as set forth in the Rights Agreement between DigitalWork.com,
Inc. (the "Company") and Chase Mellon Shareholder Savings, L.L.C. dated as of
_________ (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, shall become null and void.